        Exhibit 12 (a) (2)

CERTIFICATION of

PRINCIPAL EXECUTIVE OFFICER

and

PRINCIPAL FINANCIAL OFFICER

I, Peter J. Lencki, President, Principal Executive Officer and Principal Financial officer of NorthQuest Capital Fund, Inc., certify that:

1.   I have reviewed this report on Form N-CSRS for the NorthQuest Capital Fund,

      Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement, a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made,

            misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant,  as of, and for, the periods presented in this report;

4.

I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and has;

a.

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities,  particularly during the period which this report is being prepared;

b.

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d.

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered in this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

v

5.

I have disclosed to the registrant’s Board of Directors and the registrant’s auditors:

a.     All significant deficiencies and material weaknesses in the design or in the operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process,

  summarize, and report financial information; and

b.

  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:  08/21/2019                                          By:  /s/  Peter J. Lencki

                                                                                    Peter J. Lencki

                                                                                    President

                                                                                    Principal Executive Officer

                                                                              Principal Financial Officer